The Work Connection Acquisition

FORWARD-LOOKING STATEMENTS

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management's current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward—looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers' compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q filings.

Use of estimates and forecasts:
Any references made to 2013 and 2014 are included for informational purposes only and are not an update or reaffirmation. Any other reference to future financial estimates are included for informational purposes only and subject to factors discussed in our 10-K and 10-Q filings.

THE WORK CONNECTION – BUSINESS OVERVIEW

●	$90 million of go-forward annual revenue

●	37 branches operating in nine states

●	Strongest presence in the Midwest

●	Diversified client base

●	Similar to Spartan Staffing, TrueBlue’s light industrial service line

STRATEGIC BENEFITS

●	Market share growth in core blue-collar staffing business

●	Increased range and reach in light industrial staffing business

●	Geographic expansion contiguous to Spartan footprint

●	Attractive purchase price at 4 X EBITDA*

●	Addition of new talent with strong industry experience

●	Excellent cultural fit

* Based on 2014 estimate.  See Operating Income to EBITDA Reconciliation slide.

INTEGRATION PLANS

●	The Work Connection to be merged into Spartan service line

●	Integration will be substantially complete by the end of 2013

●	Minimal branch consolidations

DEAL SUMMARY

●	Purchase Price:	$20 Million

●	Additional Consideration:	Working Capital Adjustments

●	Structure:	Asset Purchase $5 Million Tax Asset

FINANCIAL EXPECTATIONS

In millions
	Q4 2013	2014
Revenue	$20.0	$90.0
Adjusted EBITDA*	$ 1.0	$ 5.0
Non-recurring Acquisition Costs	$ 0.5	$ 0.5

* Adjusted EBITDA is a non-GAAP financial measure which excludes depreciation and amortization from income from operations. Adjusted EBITDA is a key measure used by management in evaluating performance. Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See next slide for a reconciliation of operating income (loss) to Adjusted EBITDA.

THE WORK CONNECTION OPERATING INCOME TO EBITDA RECONCILIATION

In millions	Q4 2013	2014
Income from Operations	$0.2	$3.3
Depreciation & Amortization	$0.3	$1.2
EBITDA*	$0.5	$4.5
Non-recurring Costs	$0.5	$0.5
Adjusted EBITDA*	$1.0	$5.0

*EBITDA and Adjusted EBITDA are non-GAAP financial measure which excludes depreciation and amortization from income from operations.  EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance.  EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.